Exhibit 99

UMH PROPERTIES, INC.

Juniper Business Plaza

3499 Route 9 North, Suite 3-C

Freehold, NJ 07728

(732) 577-9997

Fax: (732) 577-9980

FOR IMMEDIATE RELEASE	January 28, 2021

Contact: Nelli Madden
732-577-9997

UMH PROPERTIES, INC. ANNOUNCES TAX TREATMENT FOR 2020 DISTRIBUTIONS

FREEHOLD, NJ, JANUARY 28, 2021……UMH Properties, Inc. (NYSE:UMH) today announced the tax treatment of its 2020 distributions. The following tables summarize, for income tax purposes, the nature of cash distributions paid to stockholders of UMH’s common and preferred shares during the calendar year ended December 31, 2020.

Common - CUSIP 903002103

Shown as Dollars ($)
Payment Date	Distributions Per Share	Non-Qualifying Ord. Income (1a)	Total Long-Term Capital Gain (2a)	Unrecaptured Sec. 1250 Gain (2b)	Return of Capital (3)	Section 199A Dividends (5)
3/16/20	$0.18	$0.00	$0.00	$0.00	$0.18	$0.00
6/15/20	$0.18	$0.00	$0.00	$0.00	$0.18	$0.00
9/15/20	$0.18	$0.00	$0.00	$0.00	$0.18	$0.00
12/15/20	$0.18	$0.00	$0.00	$0.00	$0.18	$0.00
TOTAL	$0.72	$0.00	$0.00	$0.00	$0.72	$0.00

Shown as a Percentage (%)
Payment Date	Distributions Per Share	Non-Qualifying Ord. Income (1a)	Total Long-Term Capital Gain (2a)	Unrecaptured Sec. 1250 Gain (2b)	Return of Capital (3)	Section 199A Dividends (5)
3/16/20	$0.18	0%	0%	0%	100%	0%
6/15/20	$0.18	0%	0%	0%	100%	0%
9/15/20	$0.18	0%	0%	0%	100%	0%
12/15/20	$0.18	0%	0%	0%	100%	0%
TOTAL	$0.72	0%	0%	0%	100%	0%

A NYSE Company: Symbol - UMH

since 1968

Page | 2

8.0% Series B Cumulative Redeemable Preferred - CUSIP 903002301

Shown as Dollars ($)
Payment Date	Distributions Per Share	Non-Qualifying Ord. Income (1a)	Total Long-Term Capital Gain (2a)	Unrecaptured Sec. 1250 Gain (2b)	Return of Capital (3)	Section 199A Dividends (5)
3/16/20	$0.500000	$0.186670	$0.00	$0.00	$0.313330	$0.186670
6/15/20	$0.500000	$0.186670	$0.00	$0.00	$0.313330	$0.186670
9/15/20	$0.500000	$0.186670	$0.00	$0.00	$0.313330	$0.186670
12/15/20	$0.272200	$0.101623	$0.00	$0.00	$0.170577	$0.101623
TOTAL	$1.772200	$0.661633	$0.00	$0.00	$1.110567	$0.661633

Shown as a Percentage (%)
Payment Date	Distributions Per Share	Non-Qualifying Ord. Income (1a)	Total Long-Term Capital Gain (2a)	Unrecaptured Sec. 1250 Gain (2b)	Return of Capital (3)	Section 199A Dividends (5)
3/16/20	$0.500000	37.333910%	0%	0%	62.666090%	37.333910%
6/15/20	$0.500000	37.333910%	0%	0%	62.666090%	37.333910%
9/15/20	$0.500000	37.333910%	0%	0%	62.666090%	37.333910%
12/15/20	$0.272200	37.333910%	0%	0%	62.666090%	37.333910%
TOTAL	$1.772200	37.333910%	0%	0%	62.666090%	37.333910%

6.75% Series C Cumulative Redeemable Preferred - CUSIP 903002400

Shown as Dollars ($)
Payment Date	Distributions Per Share	Non-Qualifying Ord. Income (1a)	Total Long-Term Capital Gain (2a)	Unrecaptured Sec. 1250 Gain (2b)	Return of Capital (3)	Section 199A Dividends (5)
3/16/20	$0.421875	$0.157502	$0.00	$0.00	$0.264373	$0.157502
6/15/20	$0.421875	$0.157502	$0.00	$0.00	$0.264373	$0.157502
9/15/20	$0.421875	$0.157502	$0.00	$0.00	$0.264373	$0.157502
12/15/20	$0.421875	$0.157502	$0.00	$0.00	$0.264373	$0.157502
TOTAL	$1.687500	$0.630008	$0.00	$0.00	$1.057492	$0.630008

Shown as a Percentage (%)
Payment Date	Distributions Per Share	Non-Qualifying Ord. Income (1a)	Total Long-Term Capital Gain (2a)	Unrecaptured Sec. 1250 Gain (2b)	Return of Capital (3)	Section 199A Dividends (5)
3/16/20	$0.421875	37.333910%	0%	0%	62.666090%	37.333910%
6/15/20	$0.421875	37.333910%	0%	0%	62.666090%	37.333910%
9/15/20	$0.421875	37.333910%	0%	0%	62.666090%	37.333910%
12/15/20	$0.421875	37.333910%	0%	0%	62.666090%	37.333910%
TOTAL	$1.687500	37.333910%	0%	0%	62.666090%	37.333910%

A NYSE Company: Symbol - UMH

since 1968

Page | 3

6.375% Series D Cumulative Redeemable Preferred - CUSIP 903002509

Shown as Dollars ($)
Payment Date	Distributions Per Share	Non-Qualifying Ord. Income (1a)	Total Long-Term Capital Gain (2a)	Unrecaptured Sec. 1250 Gain (2b)	Return of Capital (3)	Section 199A Dividends (5)
3/16/20	$0.3984375	$0.148752	$0.00	$0.00	$0.2496855	$0.148752
6/15/20	$0.3984375	$0.148752	$0.00	$0.00	$0.2496855	$0.148752
9/15/20	$0.3984375	$0.148752	$0.00	$0.00	$0.2496855	$0.148752
12/15/20	$0.3984375	$0.148752	$0.00	$0.00	$0.2496855	$0.148752
TOTAL	$1.5937500	$0.595008	$0.00	$0.00	$0.9987420	$0.595008

Shown as a Percentage (%)
Payment Date	Distributions Per Share	Non-Qualifying Ord. Income (1a)	Total Long-Term Capital Gain (2a)	Unrecaptured Sec. 1250 Gain (2b)	Return of Capital (3)	Section 199A Dividends (5)
3/16/20	$0.3984375	37.333910%	0%	0%	62.666090%	37.333910%
6/15/20	$0.3984375	37.333910%	0%	0%	62.666090%	37.333910%
9/15/20	$0.3984375	37.333910%	0%	0%	62.666090%	37.333910%
12/15/20	$0.3984375	37.333910%	0%	0%	62.666090%	37.333910%
TOTAL	$1.5937500	37.333910%	0%	0%	62.666090%	37.333910%

NOTE: Section 199A Dividends (Box 5) is a subset of, and is included in, the Total Non-Qualifying Ordinary Income reported in Box 1a.

DIVIDEND REINVESTMENT PLAN DISCOUNTS Common - CUSIP 903002103

DISCOUNT DATE	FAIR MARKET VALUE ($)	DISCOUNT PRICE ($)	DISCOUNT ON D/R ($)
1/15/2020	16.130	15.375	0.755
2/18/2020	16.330	15.625	0.705
3/16/2020	11.500	11.500	0.000
4/15/2020	10.875	10.875	0.000
5/15/2020	10.900	10.750	0.150
6/15/2020	12.410	12.125	0.285
7/15/2020	12.395	11.875	0.520
8/17/2020	13.525	13.000	0.525
9/15/2020	14.555	13.875	0.680
10/15/2020	13.955	13.50	0.455
11/16/2020	14.430	13.750	0.680
12/15/2020	15.695	15.000	0.695

Shareholders are encouraged to consult with their tax advisors as to the specific tax treatment of the distributions they received from the Company.

UMH Properties, Inc., which was organized in 1968, is a public equity REIT that owns and operates 126 manufactured home communities with approximately 23,700 developed homesites. These communities are located in New Jersey, New York, Ohio, Pennsylvania, Tennessee, Indiana, Maryland, Michigan, Alabama and South Carolina. In addition, the Company owns a portfolio of REIT securities.

#####

A NYSE Company: Symbol - UMH

since 1968